SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)     May 1, 2006
                                                      ----------------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

          California                      0-31080                 68-0434802
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(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                  File Number)         Identification No.)

1190 Airport Road, Suite 101, Napa, California                       94558
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         (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code (707) 257-8585
                                                          ---------------------

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4c))

Item 8.01 Other Events.


Press Release. On May 1, 2006, North Bay Bancorp issued a press release announcing an organizational restructuring. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

Item 9.01.       Financial Statements and Exhibits.

             (c)  Exhibits.

99.1  Press release announcing  an organizational restructuring.


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 1, 2006             NORTH BAY BANCORP



                                 /s/ Terry L. Robinson
                                 ---------------------
                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)



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

                                  Exhibit 99.1


[GRAPHIC OMITTED][NORTH BAY BANCORP LOGO]

[GRAPHIC OMITTED][THE VINTAGE BANK LOGO]


FOR IMMEDIATE RELEASE:


Contact:

Terry L. Robinson
President & CEO
North Bay Bancorp
(707) 252-5024
trobinson@northbaybancorp.com


                NORTH BAY BANCORP AND THE VINTAGE BANK SUBSIDIARY
                     ANNOUNCE ORGANIZATIONAL RESTRUCTURING!

May 1, 2006 - Napa, CA - North Bay Bancorp and its wholly-owned subsidiary, The Vintage Bank, today announced a new organizational structure. "This reorganization adopts industry best practices and capitalizes on the strengths of our senior managers, positioning us to achieve our ambitious plans for the next several years," stated Terry Robinson, President and CEO of the holding company.

Glen C. Terry, President of The Vintage Bank, will assume additional responsibilities overseeing the four offices of the Solano Bank division in addition to the six Napa County offices of The Vintage Bank that Glen has managed since assuming presidency of the Bank in 2002. Additionally, the marketing function for the combined company will now report to Mr. Terry.

Kathi Metro, Vintage Bank veteran of more than 20 years, will assume the Bank's Senior Loan Executive role, relocating to the Vintage Main location at 1500 Soscol Avenue. "We are extremely fortunate to have Kathi take on this new role," Glen Terry noted. "She will be a welcome and familiar face to many of our clients".

John Nerland, formerly President of the Solano Bank division, has been promoted to lead the credit function for both The Vintage and Solano Banks. John's new title is Senior Executive Vice President/Chief Credit Officer.

Other members of Executive Management include Patrick Phelan, who joined the Company in November 2005 as Executive Vice President/Chief Financial Officer and Virginia Robbins, who was appointed Executive Vice President/Chief Operating Officer in February 2006. Pat is responsible for all Accounting and Finance functions while Virginia oversees Information Technology, Central Operations, Branch Administration and Human Resources.

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

"These changes position us to manage the substantial growth that we are anticipating in 2006 and beyond. The additions of Pat Phelan and Virginia Robbins have significantly enhanced our capacity to effectively manage a larger company. Promoting Glen Terry to President of the combined company, responsible for all sales and marketing functions, significantly streamlines our structure and eliminates duplication of roles. John Nerland has proven his outstanding management skills as President of the Solano Bank division and now can utilize those skills in taking the combined company to the next level overseeing credit. Kathi Metro assuming her new role is key to our continued success in the highly competitive Napa market," Robinson stated.


About North Bay Bancorp & The Vintage Bank


The Vintage Bank is a full-service commercial bank that offers a wide selection of deposit, loan and investment services. The Bank, which opened in January of 1985, is proud to celebrate 21 years of service and growth throughout the Napa Valley, Northern California's number one tourist destination and the nation's premier wine producing region, with six locations in Napa County, including offices in American Canyon, Gateway Industrial Park and St. Helena. The Solano Bank division, opened in 2000 as a separately chartered bank, has offices in Vacaville, Fairfield, Vallejo and Benicia. Solano County, projected to be the Bay Area's fastest growing County through year 2030, provides excellent growth opportunities for the Bank.

North Bay Bancorp was formed in 1999 as the holding company for The Vintage Bank. Its stock is publicly traded on the NASDAQ National Market under the symbol NBAN.

This news release contains forward-looking statements with respect to the financial condition, results of operation and business of North Bay Bancorp and its subsidiary. These include, but are not limited to, statements that relate to or are dependent on estimates or assumptions relating to the prospects of loan growth, credit quality and certain operating efficiencies resulting from the operations of The Vintage Bank and its Solano Bank Division. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities:
(1) competitive pressure among financial services companies increases significantly; (2) changes in the interest rate environment on interest margins;
(3) general economic conditions, internationally, nationally or in the State of California are less favorable than expected; (4) legislation or regulatory requirements or changes adversely affect the business in which the combined organization will be engaged; (5) finalization of the year-end audit results;
(6) the ability to satisfy the requirements of the Sarbanes-Oxley Act and other regulations governing internal control and (7) other risks detailed in the North Bay Bancorp reports filed with the Securities and Exchange Commission.


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